INDEX TO EXHIBITS
Page

56       2     (a)  Exchange Agreement  and Plan  of Merger,  dated  as  of
               October 23, 1993, by and among Medical Composite Technology,
               Inc.  ("MCT"),   certain  stockholders  of  MCT,  Everest  &
               Jennings  International   Ltd.,  BIL   (Far  East  Holdings)
               Limited, and  MCT Acquisition  Corp.,  which  was  filed  as
               Exhibit 2(a) to Form 8-K filed on January 14, 1994, is hereby incorporated herein by reference.

56        (b)  Plan of Merger, dated as of January 14, 1994, by and between
               MCT Acquisition  Corp.  and  Medical  Composite  Technology,
               Inc., which  was filed  as Exhibit 2(b) to Form 8-K filed on
               January  14,   1994,  is   hereby  incorporated   herein  by
               reference.

56       3     (a)  Certificate  of   Incorporation,  which  was  filed  as
               Exhibit 3(a)  to Annual  Report on  Form 10-K filed on March
               27, 1992, is hereby incorporated herein by reference.

56        (b)  Bylaws, which were filed as Exhibit 3(b) to Annual Report on
               Form 10-K filed on March 27, 1992, is hereby incorporated herein by reference.

86        (c)* Certificate of  Amendment of  Certificate of  Incorporation,
               dated January 11, 1994.

56     10 (a)  1981 Employee Stock Option Plan, which was filed as Appendix
               I to the Proxy Statement filed April 7, 1981, is hereby incorporated herein by reference.

56        (b)  Amendment  No.   1  to  1981  Employee  Stock  Option  Plan,
               effective as  of  November 12,  1981,  which  was  filed  as
               Exhibit 10(b)  to Annual  Report on Form 10-K filed on March
               25, 1988, is hereby incorporated herein by reference.

56        (c)  Amendment  No.   2  to  1981  Employee  Stock  Option  Plan,
               effective as  of January 7, 1981, which was filed as Exhibit
               10(c) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

56        (d)  Amendment  No.   3  to  1981  Employee  Stock  Option  Plan,
               effective as  of January 1, 1987, which was filed as Exhibit
               10(d) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

56        (e)  Amendment  No.   4  to  1981  Employee  Stock  Option  Plan,
               effective as  of July  22, 1988,  which was filed as Exhibit
               10(e) to Annual Report on Form 10-K dated March 17, 1989, is hereby incorporated herein by reference.

56        (f)  Retirement  Plan   for  Employees   of  Everest  &  Jennings
               International Ltd., effective as of January 1, 1981, which was filed as Exhibit 10(e) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

56        (g)  Amendment to  Retirement Plan  for Employees  of  Everest  &
               Jennings International  Ltd., dated  July 6, 1983, which was filed as  Exhibit 10(f)  to Annual Report on Form 10-K filed
               on  March   25,  1988,  is  hereby  incorporated  herein  by
               reference.

57        (h)  Amendment No.  2 to Retirement Plan for Employees of Everest
               & Jennings International Ltd. dated October 14, 1985, which was filed as Exhibit 10(g) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

57        (j)  Amendment No.  3 to Retirement Plan for Employees of Everest
               & Jennings International Ltd. dated May 10, 1988, which was filed as Exhibit 10(i) to Annual Report on Form 10-K dated
               March 17, 1989, is hereby incorporated herein by reference.

57        (k)  Amendment No.  4 to Retirement Plan for Employees of Everest
               & Jennings International Ltd. dated July 22, 1988, which was filed as Exhibit 10(j) to Annual Report on Form 10-K dated
               March 17, 1989, is hereby incorporated herein by reference.

57        (m)  Description of  Retirement Plan  for Non-Employee Directors,
               effective June 1, 1987, which was filed as Exhibit 10(h) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

57        (ab) Agreement of Merger dated as of May 27, 1987 between Everest
               & Jennings International and its wholly owned subsidiary, Everest & Jennings International Ltd., pursuant to which the Company changed its corporate domicile from California to Delaware, which was filed as Exhibit 10(t) to Annual Report on Form 10-K filed on March 25, 1988, is hereby incorporated herein by reference.

57        (ah) A  Promissory   Note  from   Everest  &  Jennings,  Inc.  to
               Industrial Equity (Pacific) Limited for $3,000,000 dated April 9, 1990, and Exhibit A to the Promissory Note, which was filed as Exhibit 10(ah) to Annual Report on Form 10-K dated June 11, 1990, is hereby incorporated herein by reference.

57        (aj) A Guaranty  from Everest  & Jennings  International Ltd.  to
               Industrial Equity (Pacific) Limited dated April 9, 1990, which was filed as Exhibit 10(aj) to Annual Report on Form 10-K dated June 11, 1990, is hereby incorporated herein by reference.

57        (ak) A Deed  of Trust  and Assignment  of Rents  of certain  real property dated April 9, 1990 executed by Everest & Jennings, Inc. in favor of Industrial Equity (Pacific) Limited, and a Legal Description as Exhibit A to the Deed of Trust, which was filed as Exhibit 10(ak) to Annual Report on Form 10-K dated June 11, 1990, is hereby incorporated herein by reference.

57        (al) A Guaranty  from Everest  & Jennings  International Ltd.  to
               Industrial Equity (Pacific) Limited dated June 21, 1990, which was filed as Exhibit 10(al) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

57        (am) The Promissory  Note from  Everest &  Jennings International
               Ltd. to  Industrial Equity  (Pacific) Limited referred to in
               Exhibit 10(ah) above, and Exhibit A to the Promissory Note, modified to reflect a $6,000,000 principal balance due, which was filed as Exhibit 10(am) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

57        (an) 1990 Omnibus  Stock Incentive  Plan of  Everest  &  Jennings
               International Ltd. dated November 2, 1990, which was filed as Exhibit 10(an) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

57        (ao) Amendment No.  5 to  the Retirement  Plan for  Employees  of
               Everest &  Jennings International  Ltd., which  was filed as
               Exhibit 10(ao) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (ap) Guarantee and  Waiver, which  was filed as Exhibit 10(ap) to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (aq) First Amended and Restated Credit Agreement, which was filed as Exhibit 10(aq) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (ar) Amendment  No.  1  to  First  Amended  and  Restated  Credit
               Agreement, which  was filed  as  Exhibit  10(ar)  to  Annual
               Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (as) Amendment  No.  2  to  First  Amended  and  Restated  Credit
               Agreement, which  was filed  as  Exhibit  10(as)  to  Annual
               Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (at) Consent Agreement,  which was  filed as  Exhibit  10(at)  to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (au) Amended and  Restated Note  in the amount of $31,000,000.00, which was filed as Exhibit 10(au) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (av) Security Agreement,  which was  filed as  Exhibit 10(av)  to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (aw) Long Form  Deed of  Trust and Assignment of Rents, which was filed as Exhibit 10(aw) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (ax) Environmental Indemnity,  which was  filed as Exhibit 10(ax)
               to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (ay) Guaranty Agreement,  which was  filed as  Exhibit 10(ay)  to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (az) Pledge and  Security Agreement,  which was  filed as Exhibit
               10(az) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (ba) Security  Agreement   among  The  Jennings  Investment  Co.,
               Security Pacific National Bank and Industrial Equity (Pacific) Limited, which was filed as Exhibit 10(ba) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (bb) Security Agreement  among Ortopedia  GmbH, Security  Pacific
               National Bank and Industrial Equity (Pacific) Limited, which was filed as Exhibit 10(bb) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (bc) Subordination   Agreement    regarding   Smith    &    Davis
               Manufacturing Co., which was filed as Exhibit 10(bc) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

58        (bd) Subordination Agreement  regarding  Professional  Securities
               Corporation, which  was filed  as Exhibit  10(bd) to  Annual
               Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (be) Subordination  Agreement  regarding  Metal  Products  Group, which was filed as Exhibit 10(be) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bf) Subordination  Agreement   regarding  Everest   &   Jennings
               Canadian Limited, which was filed as Exhibit 10(bf) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bg) Subordination Agreement  regarding The  Jennings  Investment
               Co., which was filed as Exhibit 10(bg) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bh) Subordination Agreement  regarding  Everest  &  Jennings  de
               Mexico S.A. de C.V., which was filed as Exhibit 10(bh) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bi) Debt Restructure  Agreement,  which  was  filed  as  Exhibit
               10(bi) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bj) Amendment No.  1 to  Debt Restructure  Agreement, which  was filed as Exhibit 10(bj) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bk) Supplement to Debt Restructure Agreement, which was filed as
               Exhibit 10(bk) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bl) Amended and  Restated  Promissory  Note  in  the  amount  of
               $6,931,069.00, which was filed as Exhibit 10(bl) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bm) Amended and Restated 9% Subordinated Convertible Note in the
               amount of $9,247,430.00, which was filed as Exhibit 10(bm) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bn) Termination Agreement,  which was filed as Exhibit 10(bn) to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bo) Amended and  Restated Deed  of Trust,  which  was  filed  as
               Exhibit 10(bo) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bp) Guaranty Agreement,  which was  filed as  Exhibit 10(bp)  to
               Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bq) Environmental Indemnity,  which was  filed as Exhibit 10(bq)
               to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (br) Intercreditor and  Subordination Agreement,  which was filed as Exhibit 10(br) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

59        (bs) Offer and  Election Agreement with Dianne J. Jennings, which was filed as Exhibit 10(bs) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (bt) Offer and  Election Agreement  with David D. Jennings, which was filed as Exhibit 10(bt) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.
60        (bu) Offer and  Election Agreement  with Elizabeth A. Jennings as
               Trustee of the Gerald M. Jennings and Elizabeth A. Jennings Revocable Survivors Trust, which was filed as Exhibit 10(bu) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (bv) Offer and  Election Agreement  with Elizabeth A. Jennings as
               Trustee of the Gerald M. Jennings and Elizabeth A. Jennings Irrevocable Family Trust, which was filed as Exhibit 10(bv) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (bw) Offer and  Election Agreement  with  Sybil  M.  Jennings  as
               Trustee of the Harry and Sybil Jennings Family Residual Trust, which was filed as Exhibit 10(bw) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (bx) Offer and  Election Agreement  with  Sybil  M.  Jennings  as
               Trustee of the Harry and Sybil Jennings Family Survivors Trust, which was filed as Exhibit 10(bx) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (by) Master  Agreement   (Notarial  Deed   422/91   Dr.   Staats)
               consisting of Shareholders Agreement, Articles of Association, Purchase Agreement, Option Agreement and Miscellaneous (original German and English translation), which was filed as Exhibit 10(by) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (bz) Assignment of  Shares  (Notarial  Deed  426/91  Dr.  Staats)
               (original German and English translation), which was filed as Exhibit 10(bz) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (ca) Cross-Distributorship Agreement,  which was filed as Exhibit
               10(ca) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (cb) Termination   Agreement    between   Everest    &   Jennings
               International Ltd. and Raymond V. Thomas, which was filed as
               Exhibit 10(cb) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (cc) Stipulation for Entry of Arbitration Award between Everest &
               Jennings International Ltd., BIL (Far East Holdings) Limited and Whitney A. McFarlin, which was filed as Exhibit 10(cc) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (cd) Settlement Agreement  and Release  among Everest  & Jennings
               International Ltd., Barre L. Rorabaugh and James H. Farren, which was filed as Exhibit 10(cd) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (ce) Incentive Stock  Option Agreement between Everest & Jennings
               International Ltd.  and Warren J. Nelson, which was filed as
               Exhibit 10(ce) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

60        (cf) Non-Qualified  Stock  Option  Agreement  between  Everest  &
               Jennings International Ltd. and Robert C. Sherburne, which was filed as Exhibit 10(cf) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

61        (cg) Incentive Stock  Option Agreement between Everest & Jennings
               International Ltd. and Barre L. Rorabaugh, which was filed as Exhibit 10(cg) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

61        (ch) Incentive  Compensation   Agreement  between   The  Jennings
               Investment Co. and Dr. Eckhard Hundhausen, which was filed as Exhibit 10(ch) to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

61        (ci) Supplement to  Geschaftsfuhrungs Contract  among  Everest  &
               Jennings International Ltd., Ortopedia GmbH and Dr. Eckhard Hundhausen, which was filed as Exhibit 10(ci) to Annual
               Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

61        (cj) $3,000,000 Promissory  Note dated  April 3, 1992 made by the
               Company and payable to BIL previously filed as Exhibit 10(cj) to the Company's Form 8 Amendment to Application or Report dated May 22, 1992, amending Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

61        (ck) $3,000,000 Promissory  Note dated  May 5,  1992 made  by the
               Company and payable to BIL, which was filed as Exhibit 10(ck) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cl) $1,000,000 Promissory  Note dated  May 19,  1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cl) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cm) $1,000,000 Promissory  Note dated  June 4,  1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cm) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cn) $1,000,000 Promissory  Note dated  June 11, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cn) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (co) $1,000,000 Promissory  Note dated  June 26, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(co) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cp) $1,000,000 Promissory  Note dated  July 10, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cp) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cq) $1,000,000 Promissory  Note dated  July 16, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cq) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cr) $1,000,000 Promissory  Note dated  July 30, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cr) to Quarterly Report on Form 10-Q dated August 14, 1992, is hereby incorporated herein by reference.

61        (cs) $1,000,000 Promissory Note dated August 31, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cs) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (ct) $1,000,000 Promissory  Note dated  September 4, 1992 made by the Company and payable to BIL, which was filed as Exhibit 10(ct) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (cu) $2,000,000 Promissory  Note dated September 11, 1992 made by the Company and payable to BIL, which was filed as Exhibit 10(cu) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (cv) $1,000,000 Promissory Note dated October 1, 1992 made by the
               Company and payable to BIL, which was filed as Exhibit 10(cv) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (cw) $1,000,000 Promissory  Note dated  November 4,  1992 made by the Company and payable to BIL, which was filed as Exhibit 10(cw) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (cx) $1,000,000 Promissory  Note dated  November 12, 1992 made by the Company and payable to BIL, which was filed as Exhibit 10(cx) to Quarterly Report on Form 10-Q dated November 19, 1992, is hereby incorporated herein by reference.

62        (cy) Standard  Offer,   Agreement  and  Escrow  Instructions  for
               Purchase of Real Estate dated as of June 5, 1992 for the sale of the corporate headquarters and principal manufacturing facility in Camarillo, California, which was filed as Exhibit 10(cy) to Current Report on Form 8-K dated November 19, 1992, is hereby incorporated herein by reference.

62        (cz) Amendment  to   Standard   Offer,   Agreement   and   Escrow
               Instructions for Purchase of Real Estate dated as of October 8, 1992 and Exhibits 1 and 2 thereto, which was filed as
               Exhibit 10(cz) to Current Report on Form 8-K dated November 19, 1992, is hereby incorporated herein by reference.

62        (da) Amendment  No.  2  to  First  Amended  and  Restated  Credit
               Agreement between the Company and BIL, dated February 21, 1992 and filed as Exhibit 10(da) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

62        (db) Consent  Agreement  dated  February  21,  1992  between  the
               Company and BIL and filed as Exhibit 10(db) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

62        (dc) Termination  Agreement  dated  July  31,  1992  between  the
               Company and Warren J. Nelson and filed as Exhibit 10(dc) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

62        (dd) Revolving Credit  Agreement dated September 30, 1992 between
               Everest & Jennings, Inc. and The Hongkong and Shanghai Banking Corporation Limited and filed as Exhibit 10(dd) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

62        (de) Purchase and  Sale Agreement,  Ortopedia Holding GmbH, dated
               November 20,  1992 and  filed as  Exhibit 10(de)  to  Annual
               Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (df) $1,500,000 Promissory  Note dated  December 7,  1992 made by the Company and payable to BIL and filed as Exhibit 10(df) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dg) $1,000,000 Promissory  Note dated  December 22, 1992 made by the Company and payable to BIL and filed as Exhibit 10(dg) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dh) $1,500,000 Promissory  Note dated  December 30, 1992 made by the Company and payable to BIL and filed as Exhibit 10(dh) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (di) $1,000,000 Promissory Note dated January 8, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(di) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dj) $2,000,000 Promissory  Note dated  January 13,  1993 made by the Company and payable to BIL and filed as Exhibit 10(dj) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dk) $2,000,000 Promissory  Note dated  January 21,  1993 made by the Company and payable to BIL and filed as Exhibit 10(dk) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dl) $2,000,000 Promissory  Note dated  January 28,  1993 made by the Company and payable to BIL and filed as Exhibit 10(dl) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dm) $1,000,000 Promissory  Note dated  January 29,  1993 made by
               Smith & Davis Manufacturing Company to BIL, amending original Note dated December 23, 1992 and filed as Exhibit 10(dm) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dn) First Amendment  to Accounts  Financing Agreement  (Security
               Agreement) dated January 29, 1993 between Smith & Davis Manufacturing Company and Congress Financial Corporation and filed as Exhibit 10(dn) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (do) Promissory Note  dated January  29, 1993 between the Company and the Retirement Plan for Employees of Everest & Jennings International Ltd. and filed as Exhibit 10(do) to Annual
               Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dp) First Amendment  dated February  5, 1993 to Revolving Credit
               Agreement between Everest & Jennings, Inc. and The Hongkong and Shanghai Banking Corporation Limited and filed as
               Exhibit 10(dp) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

63        (dq) $2,251,198.58 Promissory Note dated February 8, 1993 made by the Company and payable to Heritage Pullman Bank & Trust and filed as Exhibit 10(dq) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dr) $1,000,000 Promissory  Note dated  February 11, 1993 made by the Company and payable to BIL and filed as Exhibit 10(dr) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (ds) $1,000,000 Promissory  Note dated  February 23, 1993 made by the Company and payable to BIL and filed as Exhibit 10(ds) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dt) $1,000,000 Promissory  Note dated  March 2, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(dt) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (du) $1,000,000 Promissory  Note dated March 11, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(du) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dv) $1,000,000 Promissory  Note dated March 22, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(dv) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dw) Second Amendment  dated March  30, 1993  to Revolving Credit
               Agreement between Everest & Jennings, Inc. and The Hongkong and Shanghai Banking Corporation Limited and filed as
               Exhibit 10(dw) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dx) $2,000,000 Promissory  Note dated March 31, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(dx) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dy) Amendment No.  1 to  Promissory Notes,  dated March 29, 1993 and filed as Exhibit 10(dy) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (dz) Amendment No.  1 to  Amended and  Restated Promissory  Note,
               dated March 29, 1993 and filed as Exhibit 10(dz) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (ea) Amendment  No.  3  to  First  Amended  and  Restated  Credit
               Agreement, dated March 29, 1993 and filed as Exhibit 10(ea) to Annual Report on Form 10-K dated April 9, 1993, is hereby incorporated herein by reference.

64        (eb) $1,300,000 Promissory  Note dated April 13, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(eb) to Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1993, is hereby incorporated herein by reference.

64        (ec) $1,000,000 Promissory  Note dated April 22, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(ec) to Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1993, is hereby incorporated herein by reference.

64        (ed) $3,500,000 Promissory  Note dated April 30, 1993 made by the
               Company and payable to BIL and filed as Exhibit 10(ed) to Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1993, is hereby incorporated herein by reference.

65        (ee) Equipment Purchase  Agreement dated  April 9,  1993  by  and between the Company and Sentry Financial Corporation, filed as Exhibit 10(ee) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (ef) Master Lease  dated April 9, 1993 by and between the Company and Steego Corporation, filed as Exhibit 10(ef) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (eg) $1,000,000 Promissory  Note dated  May 28,  1993 made by the
               Company and payable to BIL, filed as Exhibit 10(eg) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (eh) $1,000,000 Promissory  Note dated  June 14, 1993 made by the
               Company and payable to BIL, filed as Exhibit 10(eh) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (ei) $500,000 Promissory  Note dated  June 22,  1993 made  by the
               Company and payable to BIL, filed as Exhibit 10(ei) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (ej) Amendment No.  2 to  Promissory Notes,  dated June 30, 1993, filed as Exhibit 10(ej) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (ek) Amendment No.  2 to  Amended and  Restated Promissory  Note,
               dated June 30, 1993, filed as Exhibit 10(ek) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (el) Amendment  No.  4  to  First  Amended  and  Restated  Credit
               Agreement, dated June 30, 1993, filed as Exhibit 10(el) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (em) $1,500,000 Promissory  Note dated  July 1,  1993 made by the
               Company and payable to BIL, filed as Exhibit 10(em) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (en) $2,500,000 Promissory  Note dated  July 14, 1993 made by the
               Company and payable to BIL, filed as Exhibit 10(en) to Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1993, is hereby incorporated herein by reference.

65        (eo) $1,000,000 Promissory Note dated August 18, 1993 made by the
               Company and payable to BIL, filed as Exhibit 10(eo) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

65        (ep) $2,000,000 Promissory Note dated August 30, 1993 made by the
               Company and payable to BIL, filed as Exhibit 10(ep) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

65        (eq) $1,800,000 Promissory  Note dated September 21, 1993 made by the Company and payable to BIL, filed as Exhibit 10(eq) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (er) Third  Amendment   to  Revolving   Credit  Agreement   dated
               September 30, 1993 by and between E&J Inc. and The Hongkong and Shanghai Banking Corporation Limited, filed as Exhibit 10(er) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (es) Debt Conversion  Agreement dated  September 30,  1993 by and among the Company, E&J Inc., BIL and the Jennings Investment Co, filed as Exhibit 10(es) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (et) Convertible Promissory  Note -- Common Stock dated September
               30, 1993, filed as Exhibit 10(et) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (eu) Convertible  Promissory   Note  --   Preferred  Stock  dated
               September 30, 1993, filed as Exhibit 10(eu) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (ev) Revolving Promissory  Note dated  September 30, 1993 made by the Company  and E&J  Inc. and  payable  to  BIL,  filed  as
               Exhibit 10(ev) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (ew) Security Agreement dated September 30, 1993 by and among the
               Company, E&J Inc. and BIL, filed as Exhibit 10(ew) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (ex) Registration Rights  Agreement dated  September 30,  1993 by and between the Company and BIL, filed as Exhibit 10(ex) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66        (ey) Fourth Amendment to Revolving Credit Agreement dated October
               8, 1993 by and between E&J Inc. and The Hongkong and Shanghai Banking Corporation Limited, filed as Exhibit 10(ey) to Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1993, is hereby incorporated herein by reference.

66     18      Letter Re  Change in Accounting Principles, filed as Exhibit
               18 to Annual Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

88     22*          Subsidiaries of the Registrant.

66     24 (a)  Consent of  Deloitte &  Touche  dated  April  4,  1991  with respect to S-8 Registration Statement, filed as Exhibit 24 to Annual Report on Form 10-K dated April 11, 1991, is hereby incorporated herein by reference.

66        (b)  Consent  of   Deloitte  &   Touche  with   respect  to   S-8
               Registration Statement  filed as  Exhibit  24(a)  to  Annual
               Report on Form 10-K dated March 27, 1992, is hereby incorporated herein by reference.

66        (c)  Consent of Price Waterhouse with respect to S-8 Registration
               Statement, filed  as Exhibit  24(b) to Annual Report on Form
               10-K dated March 27, 1992, is hereby incorporated herein by reference.

67        (d)  Consent of  Deloitte &  Touche dated  April  13,  1993  with respect to  S-8 Registration  Statement,  filed  as  Exhibit
               24(d) to  Quarterly Report  on Form  10-Q for  the Quarterly
               Period Ended September 30, 1993, is hereby incorporated herein by reference.

67        (e)  Consent of  Price  Waterhouse  dated  April  14,  1993  with respect to  S-8 Registration  Statement,  filed  as  Exhibit
               24(e) to  Quarterly Report  on Form  10-Q for  the Quarterly
               Period Ended September 30, 1993, is hereby incorporated herein by reference.

89        (f)* Consent of  Price  Waterhouse  dated  March  30,  1994  with respect to S-8 Registration Statement.




* Filed herewith in this Annual Report on Form 10-K